SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2012

Salisbury Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Connecticut (State of other jurisdiction of incorporation)	000-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)

Registrant’s telephone number, including area code: (860) 435-9801

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Lakeville, Connecticut, May 4, 2012 /PR Newswire…..Salisbury Bancorp, Inc. (“Salisbury”), NYSE Amex Equities Market: “SAL”, the holding company for Salisbury Bank and Trust Company (the “Bank”), President and Chief Executive Officer, Richard J. Cantele, Jr., and Chief Financial Officer, B. Ian McMahon, will make a presentation at the Stifel Nicolaus Capital Markets “24-hour Un-Conference: Southwest MA & Northern CT” held on May 7-8, 2012. Presentation slides are available in the Shareholder Relations section of Salisbury’s website at www.salisburybank.com under News & Market Information\Presentations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: May 4, 2012	By:	/s/ B. Ian McMahon
B. Ian McMahon Chief Financial Officer

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